                                                                    EXHIBIT 10.2

                                                     AGREEMENT

         This Agreement is entered into as of the 20th day of October, 2001, by and between Netvertise, Inc., a Florida corporation ("Netvertise") and Netfran Development Corporation, a Florida corporation ("Netfran").

         WHEREAS, the Board of Directors of Netvertise has determined that it is the best interest of Netvertise and its shareholders to distribute to its shareholders the franchise business operated by Netfran (the "Distribution"); and

         WHEREAS, the parties desire to provide that Netvertise will continue to provide certain services as described herein to Netfran and its franchisees after the Distribution.

         NOW, THEREFORE, consideration of the mutual covenants and undertakings contained, and subject to and on the terms and conditions herein set forth, the parties agree as follows:

         1. Services to be Provided to Netfran. During the term of this Agreement and subject to the terms and provisions hereof, Netvertise shall continue to provide its personnel, office space and facilities, including telephone, photocopy, office supplies, insurance, and support services as may be requested by Netfran from time-to-time for the proper and efficient operation of the business of Netfran, substantially in the manner provided prior to the Distribution.

         2. Cost Reimbursement. Netvertise shall be reimbursed by Netfran monthly for the actual costs and out-of-pocket expenses for the services and facilities provided to Netfran. The parties acknowledge that some of the services and facilities to be provided to Netfran are shared between the parties. Netvertise shall provide a detailed monthly billing to Netfran to support reimbursements requested, including a reasonable allocation of costs and expenses shared between the parties in such detail adequate enough to satisfy the reporting requirements of a public company. In the event of any disputes as to the cost reimbursement, the parties shall attempt to negotiate in good faith and resolve such issues. In the event the parties are unable to reach a resolution within 10 days then the independent public accountants of the parties shall resolve such dispute. In the event that such independent accountants are unable to resolve the dispute, such accountants shall select a third independent accountant and the determination of such third accountant shall be final and binding upon the parties. Each party shall be responsible for the costs and expenses of its own accountant and 50% of the cost and expenses of the third accountant, if required.

         3. Services to be Provided by Netvertise to Netfran Franchisees. Netvertise shall continue to provide services for the benefit of Netfran's franchisees substantially in the manner provided prior to the Distribution. Such services shall consist of website development, website hosting, website maintenance, online marketing and promotion, support and upgrading, graphic design, copywriting, training, e-publishing and such other services as may be added from time-to-time. Netvertise and Netfran will agree from time-to-time for the cost of such services which will be charged by Netvertise to Netfran's franchisees, but such costs will at all times be no greater than Netvertise charges to other customers not affiliated with Netfran for similar services. In the event that Netvertise reduces its prices to third parties below the prices established for Netfran's franchisees, such prices shall automatically be reduced for Netfran's franchisees. Netvertise shall bill and collect from Netfran's franchisees directly for services rendered and Netfran shall not be responsible for any amounts due to Netvertise from Netfran's franchisees.

         4. Standard of Care. Netvertise shall perform its duties and responsibilities hereunder in good faith based upon practices prior to the Distribution. Netvertise will not be held liable or accountable, in damages or otherwise, for any error of judgment or any mistake of fact or law or for anything that it does or refrains from doing, except in the case of gross negligence or willful misconduct.

         5. Term. The term of this Agreement shall commence on the date hereof and shall continue until the termination of the last Netfran Franchise Agreement.

         6. Proprietary Information. The parties acknowledge that the proprietary software and marketing tools provided by Netfran to its franchisees is the sole and exclusive property of Netfran.

         7. Force Majeure. In case the performance of any terms or provisions hereof shall be delayed or prevented in whole or in part, because of or related to compliance with any law, decree, request or order of any governmental agency or authority, either local, state, federal or foreign, or because of riots, war, public disturbance, strike, labor dispute, fire, terrorist act, explosion, storm, flood, acts of God, major breakdown or failure of transportation, manufacturing, telecommunications, computer, distribution or storage facilities, or for any other reason which is not within the control of the party whose performance is interfered with, which by the exercise of reasonable diligence such party is unable to prevent, then upon prompt notice by the parties so suffering to the other party, the party suffering shall be excused from its obligations hereunder during the period such force majeure continues, and no liability shall attach against either party on account thereof. The parties shall be excused from performance if such party fails to use reasonable diligence to remedy the situation and remove the cause and effect of the force majeure event.

         8. Miscellaneous. (a) No modification or waiver of any provision hereof shall be valid unless it be in writing and signed by each of the parties.

         (b) The waiver or breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other breach of the same or any other term or condition.

         (c) This Agreement and all of its provisions shall be binding upon the legal representatives, successors and assigns of the parties.


         (d) This Agreement shall be construed in accordance with the laws of the State of Florida.

         (e) The invalidity, unenforceability or impossibility of any particular provision of this Agreement shall not affect any other provision hereof, and the Agreement shall be construed in all respects as if such invalid unenforceable or impossible provision were omitted. The parties acknowledge the receipt of good and valuable consideration for the agreements herein.

         (f) In the event that any claim be raised or any action, in law or in equity, be instituted pertaining to this Agreement, the parties agree that the party prevailing shall be paid all expenses and costs incurred by said party, including reasonable attorney's fees, by the party against whom judgment is rendered.

         (g) This Agreement contains the entire agreement between the parties hereto, and the terms of this Agreement are contractual and not a mere recital.

         (h) Any controversy arising out of or in connection with this Agreement shall be settled by arbitration in Miami-Dade County, Florida, pursuant to the Rules of the American Arbitration Association then in effect, and the determination rendered shall be conclusive and binding on the parties thereto. The arbitrators setting in such controversy shall have no power to alter or modify any express provision of this Agreement, nor shall they make any award which by its terms effects any such alterations or modifications.

         (i) This Agreement may be executed by the parties in counterparts, each copy of which shall have the same force and effect as an original.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.

                                    NETFRAN DEVELOPMENT CORP.

                                    By: s/
                                       -------------------------------------


                                    NETVERTISE, INC.

                                    By: s/
                                       -------------------------------------